Media Contact: Alisha Goff
                                                     503/627-7075
                                                     alisha.goff@tektronix.com

                                    Analyst Contact: Paul Oldham
                                                     503/627-4027

                                                     paul.r.oldham@tektronix.com

                        TEKTRONIX REPORTS RESULTS FOR THE
                          THIRD QUARTER OF FISCAL 2005

            Quarter Highlighted by Strong Product Introductions and
                           Significant Industry Awards

BEAVERTON, Ore., March 17, 2005 - Tektronix, Inc. (NYSE: TEK) today reported net sales of $256.3 million and net earnings from continuing operations of $23.4 million or $0.26 per share for the third quarter ended February 26, 2005. This compares with net sales of $243.5 million and net earnings from continuing operations of $43.9 million or $0.50 per share for the same period last year, which includes one-time net credits of $21.6 million or $0.17 per share, resulting largely from the sale of the Japan headquarters building. Excluding acquisition-related costs, business realignment and one-time items, net earnings from continuing operations were $28.1 million or $0.31 per share for the third quarter ended February 26, 2005, as compared with $29.1 million or $0.33 per share for the same period last year. Included in acquisition-related costs for the third quarter ended February 26, 2005 are items related to the acquisition of Inet Technologies, Inc., including the ongoing non-cash amortization of acquisition-related intangibles.

"We saw steady order growth, and sales that were consistent with our expectations," said Rick Wills, Tektronix Chairman and CEO. "We were able to deliver solid earnings as we continued to realize strong gross margins that were far above historical levels."

"Additionally, we had several significant new product introductions in the quarter. In the middle of the quarter we introduced the world's fastest oscilloscope at 15 GHz real-time bandwidth, receiving very positive response from customers. This oscilloscope, which began shipping in volume this week, is the first product from Tektronix to showcase breakthrough technologies which will be incorporated into many of our products in the coming year," said Wills.

"We also introduced new communications network diagnostic solutions for 3G network tests, including a high data rate load test and network simulation system and a network and service analyzer suite of applications for UTRAN troubleshooting and optimization that enables customers to improve quality of

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Tektronix Third Quarter 2005 Results.../2

service and lower operating costs of 3G networks," continued Wills. "And, during the last week, two of our products won significant industry awards in the test and measurement category -- the EDN Innovation Award, and the EE Times Ultimate Product of the Year Award."

"Our integration of Inet Technologies is going well," Wills said. "We continue to hit the key milestones for integration and see increasing opportunities for strategic synergy with each key accomplishment, and orders for this unit to date were ahead of our expectations."

For the fourth quarter of fiscal 2005, including Inet, the company expects net sales to be $265 - $270 million and earnings per share from continuing operations of $0.33 to $0.35, excluding acquisition-related costs.

"We continue to be encouraged by the success we are seeing and believe we are beginning to see the benefits of our increased investments in R&D. We are encouraged about our progress in integrating Inet and the opportunity this provides to build on the success of our mobile protocol test business by adding Inet's leadership in its target markets - especially in mobile data," concluded Wills.

Recent highlights include the following:

    . Significant new oscilloscope products were introduced including the TDS6000C family of real-time digital storage oscilloscopes which includes the TDS6154C, the world's fastest at 15 GHz, and the 12 GHz TDS6124C which offers customers uncompromised industry-leading performance for designs based on second-generation serial data standards such as second-generation PCI-Express, SATAIII and double XAUI.

    . Several new communications network diagnostic and management products were released including two important technology advancements for improving quality and optimizing 3G networks -- the LTS21 Load Test System featuring a patent-pending graphical user interface; the Network and Service Analyzer for UTRAN, a new 3G software application for the industry leading K15 monitoring platform which provides network operators with first-to-market capabilities to improve troubleshooting and optimize performance -- and a software-only edition of the Spectra2 network diagnostic product that offers a robust remote testing capability for VoIP testers and product development engineers.

    . Tektronix was one of 17 winners of Intel's most prestigious award for suppliers, the Supplier Continuous Quality Improvement (SCQI) award, for outstanding commitment to quality and performance excellence in 2004. The SCQI recognizes companies that provided products and services deemed essential to Intel's business success. Tektronix was the only test and measurement company honored with this significant award.

    . Tektronix received two significant test and measurement awards - the EDN Innovation Award presented by EDN Magazine in the Test & Measurement category for the TDS5000B Digital Phosphor Oscilloscopes with MyScope (which also won the DesignVision Award given by the International Engineering Consortium in the Test & Measurement Equipment category) and an award by EE Times for the TPS2000 Portable Digital Storage Oscilloscope, which was named the Ultimate Product of the Year as part of the inaugural EE Times ACE (Annual Creativity in Electronics) Award in the Test & Measurement category.

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Tektronix Third Quarter 2005 Results.../3

    . ESPN STAR Sports, Asia's number one sports broadcaster, selected the Tektronix WVR600 Series Rasterizers to ensure consistent quality control. The WVR600 Series is designed to monitor analog and digital video and audio signals and ensure quality of service.

In addition, today Tektronix declared a quarterly cash dividend of $0.06 per share on the outstanding common shares of the Company, payable on April 25, 2005 to shareholders of record as of the close of market on April 8, 2005.

Tektronix will be discussing its third quarter results and future guidance on a conference call today, beginning at 1:30 p.m. Pacific Standard Time (PST). A live Webcast of the conference call will be available at www.tektronix.com/ir. A replay of the Webcast will be available at the same Web site for one year.

Tektronix presents pro forma measures of net earnings and net earnings per share from continuing operations that exclude the effects of business realignment and one-time items. The "Reconciliation of Pro Forma Measures to GAAP" reconciles the results of operations in accordance with generally accepted accounting principles (GAAP) to the pro forma results of operations. Tektronix presents pro forma results of operations to help readers differentiate the results of ongoing operating activity from results that include business realignment costs and one-time items. Management of Tektronix uses these pro forma measures to evaluate the Company's results of operations and for forecasting purposes.

Statements and information in this press release that relate to future events or results (including the Company's statements and expectations regarding sales and earnings per share, market position and market growth opportunities, and introduction of new products) are based on the Company's current expectations. They constitute forward-looking statements subject to a number of risk factors, which could cause actual results to differ materially from those currently expected or desired. Those factors include: worldwide geopolitical and economic conditions; business conditions in the electronics, communications, computer and advanced technologies industries, changes in order rates and customer cancellations, including changes in seasonal buying habits; competitive factors, including pricing pressures, technological developments and new products offered by competitors; changes in product and sales mix, and the related effects on gross margins; the Company's ability to deliver a timely flow of competitive new products, and market acceptance of these products; the availability of parts and supplies from third-party suppliers on a timely basis and at reasonable prices; risks associated with compliance with the "Restriction of Hazardous Substances" worldwide regulatory provisions, including the associated conversion of current and future product designs and manufacturing processes to procure and/or produce lead free products; inventory risks due to changes in market demand or the Company's business strategies; resolution of indemnities relating to certain acquisitions and divestitures; changes in effective tax rates; currency fluctuations; the ability to develop effective sales channels; and risks associated with the integration of Inet Technologies including realization of expected growth opportunities. Further information on factors that could cause actual results to differ from those anticipated is included in filings made by the Company from time to time with the Securities and Exchange Commission, including but not limited to annual reports on Form 10-K and the quarterly reports on Form 10-Q.

About Tektronix

Tektronix, Inc. is a test, measurement, and monitoring company providing measurement solutions to the communications, computer, and semiconductor industries worldwide. With more than 55 years of

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Tektronix Third Quarter 2005 Results.../4

experience, Tektronix enables its customers to design, build, deploy, and manage next-generation global communications networks and advanced technologies. Headquartered in Beaverton, Oregon, Tektronix has operations in 19 countries worldwide. Tektronix' Web address is www.tektronix.com.

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Tektronix Third Quarter 2005 Results.../5

                      Consolidated Statements of Operations

                                                         Quarter Ended         Three Quarters Ended
                                                    -----------------------   -----------------------
                                                     Feb. 26,     Feb. 28,     Feb. 26,     Feb. 28,
(In thousands, except per share amounts)               2005         2004         2005        2004
-------------------------------------------------   ----------   ----------   ----------   ----------
Net sales                                           $  256,332   $  243,506   $  773,625   $  662,865
Cost of sales                                          102,946      102,326      311,397      290,740
                                                    ----------   ----------   ----------   ----------
  Gross profit                                         153,386      141,180      462,228      372,125
Research and development expenses                       43,380       32,772      118,837       93,277
Selling, general and administrative expenses            78,750       69,519      220,136      200,353
Business realignment costs                                 382        3,706        2,665       20,050
Acquisition related costs (credits), net                 2,590      (18,034)      38,318      (52,399)
Loss (gain) on disposition of assets                       754          741       (1,080)         741
                                                    ----------   ----------   ----------   ----------
  Operating income                                      27,530       52,476       83,352      110,103
Interest income                                          3,798        5,118       13,164       16,240
Interest expense                                          (113)        (198)        (531)      (1,981)
Other non-operating income (expense), net                1,422        7,177       (1,869)       6,718
                                                    ----------   ----------   ----------   ----------
  Earnings before taxes                                 32,637       64,573       94,116      131,080
Income tax expense                                       9,246       20,702       36,838       39,324
                                                    ----------   ----------   ----------   ----------
  Net earnings from continuing operations               23,391       43,871       57,278       91,756
Gain (loss) from discontinued operations,
 net of income taxes                                     3,430         (258)       3,117       (1,780)
                                                    ----------   ----------   ----------   ----------
Net earnings                                        $   26,821   $   43,613   $   60,395   $   89,976
                                                    ==========   ==========   ==========   ==========
Earnings (loss) per share:
    Continuing operations - basic                   $     0.26   $     0.52   $     0.66   $     1.08
    Continuing operations - diluted                 $     0.26   $     0.50   $     0.65   $     1.06
    Discontinued operations - basic and diluted     $     0.04   $        -   $     0.04   $    (0.02)
    Net earnings - basic                            $     0.30   $     0.51   $     0.70   $     1.06
    Net earnings - diluted                          $     0.30   $     0.50   $     0.68   $     1.04
Weighted average shares outstanding:
    Basic                                               89,307       84,921       86,703       84,724
    Diluted                                             90,690       87,682       88,236       86,676
Cash dividend declared per share                    $     0.06   $     0.04   $     0.16   $     0.08

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Tektronix Third Quarter 2005 Results.../6

                           Consolidated Balance Sheets

(In thousands)                                   February 26, 2005      May 29, 2004
----------------------------------------------   -----------------   -----------------
ASSETS
  Current assets:
    Cash and cash equivalents                    $         151,132   $         149,011
    Short-term marketable investments                      119,466              90,956
    Trade accounts receivable, net                         158,476             133,150
    Inventories                                            130,156             102,101
    Other current assets                                    56,016              69,812
                                                 -----------------   -----------------
      Total current assets                                 615,246             545,030

  Property, plant and equipment, net                       115,472             105,310
  Long-term marketable investments                         280,885             463,878
  Deferred tax assets                                       66,672             105,886
  Goodwill, net                                            302,076              79,774
  Other long-term assets                                   144,154              30,825
                                                 -----------------   -----------------
      Total assets                               $       1,524,505   $       1,330,703
                                                 =================   =================
LIABILITIES AND SHAREHOLDERS' EQUITY
  Current liabilities:
    Accounts payable and accrued liabilities     $         131,602   $         134,048
    Accrued compensation                                    73,177              89,212
    Deferred revenue                                        50,123              25,247
                                                 -----------------   -----------------
      Total current liabilities                            254,902             248,507

  Long-term liabilities                                    177,523             211,616

Shareholders' equity:
  Common stock                                             523,242             257,267
  Retained earnings                                        694,346             748,381
  Accumulated other comprehensive loss                    (125,508)           (135,068)
                                                 -----------------   -----------------
    Total shareholders' equity                           1,092,080             870,580
                                                 -----------------   -----------------
    Total liabilities and shareholders' equity   $       1,524,505   $       1,330,703
                                                 =================   =================
  Shares outstanding                                        89,028              84,179

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Tektronix Third Quarter 2005 Results.../7

SELECTED ADDITIONAL FINANCIAL DATA

                                                                Quarter Ended                       Three Quarters Ended
                                                            -----------------------                -----------------------
(Dollars in thousands,                              %        Feb. 26,     Feb. 28,        %         Feb. 26,     Feb. 28,
except per share amounts)                        Growth        2005         2004        Growth        2005         2004
--------------------------------------------   ----------   ----------   ----------   ----------   ----------   ----------
Product Orders and Sales Data:

Orders                                                 13%  $  241,105   $  213,233            5%  $  680,293   $  646,955
  U.S                                                   2%      74,200       73,004          (13%)    223,462      255,936
  International                                        19%     166,905      140,229           17%     456,831      391,019

  Total - excluding Rohde and Schwarz & Inet            8%     207,875      191,733            7%     626,106      586,696

Net Sales                                               5%  $  256,332   $  243,506           17%  $  773,625   $  662,865
  U.S                                                  (8%)     86,170       94,142            8%     296,139      273,595
  International                                        14%     170,162      149,364           23%     477,486      389,270

  Total - excluding Rohde and Schwarz & Inet            4%     228,339      218,555           16%     701,955      604,328
                                               ----------   ----------   ----------   ----------   ----------   ----------

BOOK TO BILL RATIO CALCULATION:

Product Orders                                              $  241,105   $  213,233                $  680,293   $  646,955
Product Sales                                               $  235,288   $  226,580                $  712,388   $  614,432

Book to Bill ratio                                                1.02         0.94                      0.95         1.05
                                                            ----------   ----------                ----------   ----------

RECONCILIATION OF PRO FORMA MEASURES TO GAAP:

Net earnings from continuing operations - GAAP              $   23,391   $   43,871                $   57,278   $   91,756

Effect of:
  Acquisition related items reported in
   cost of sales                                                 4,582            -                     9,217            -
  Acquisition related items reported in
   operating expenses                                            2,590      (18,034)                   38,318      (52,399)
  Business realignment costs                                       382        3,706                     2,665       20,050
  Gain on sale of corporate equity securities                        -       (7,293)                        -       (7,293)
  Gain on sale of Nevada City property                               -            -                    (2,161)           -
  Tax effect of above items                                     (2,809)       6,846                    (5,787)      11,893
                                                            ----------   ----------                ----------   ----------

Net earnings from continuing
 operations - Pro Forma                                     $   28,136   $   29,096                $   99,530   $   64,007

Diluted earnings per share - Pro Forma                      $     0.31   $     0.33                $     1.13   $     0.74
                                                            ----------   ----------                ----------   ----------

INCOME STATEMENT ITEMS AS A PERCENTAGE OF
 NET SALES:

Cost of sales                                                       40%          42%                       40%          44%
Research and development expenses                                   17%          13%                       15%          14%
Selling, general and administrative expenses                        31%          29%                       28%          30%
Business realignment costs                                           0%           2%                        0%           3%
Acquisition related costs (credits), net                             1%          (7%)                       5%          (8%)
Loss (gain) on disposition of assets                                 0%           0%                        0%           0%
Operating income                                                    11%          22%                       11%          17%
                                                            ----------   ----------                ----------   ----------

CAPITAL EXPENDITURES AND DEPRECIATION:

Capital expenditures                                        $    6,636   $    5,601                $   21,140   $   14,841
Depreciation and amortization expense                       $    7,635   $    6,721                $   21,513   $   20,997
                                                            ----------   ----------                ----------   ----------

                                                              Quarter Ended          Year Ended
                                                            February 26, 2005       May 29, 2004
                                                            -----------------    -----------------
BALANCE SHEET:

Cash and Marketable Investments:
  Cash and cash equivalents                                 $         151,132    $         149,011
  Short-term marketable investments                                   119,466               90,956
  Long-term marketable investments                                    280,885              463,878
                                                            -----------------    -----------------
    Cash and Marketable Investments                         $         551,483    $         703,845

Accounts receivable as a percentage of net sales                         15.0%                12.7%
Days sales outstanding                                                   56.3                 52.6
Average days sales outstanding                                           54.6                 46.2

Inventory as a percentage of net sales                                   12.3%                10.6%
Inventory turns                                                           3.3                  4.1
                                                            -----------------    -----------------

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Tektronix Third Quarter 2005 Results.../8

                             Discontinued Operations

                                                          Quarter Ended      Three Quarters Ended
                                                       -------------------   --------------------
                                                       Feb. 26,   Feb. 28,   Feb. 26,    Feb. 28,
(In thousands)                                           2005       2004       2005        2004
----------------------------------------------------   --------   --------   --------    --------
Loss on sale of VideoTele.com (less applicable
  income tax benefit of $3, $13, $12 and $16)          $     (7)  $    (23)  $    (22)   $    (28)

Loss on sale of optical parametric test business
  (less applicable income tax benefit of $10, $25,
  $95 and $114)                                             (18)       (47)      (176)       (213)

Loss on sale of Gage (less applicable income
   tax benefit of $28, $101, $103 and $616)                 (53)      (188)      (193)     (1,145)

Loss from operations of Gage (less applicable income
   tax benefit of $0, $0, $0 and $212)                        -          -          -        (394)

Gain on sale of Color Printing and Imaging (less
   applicable income tax expense of $1,889, $0,
   $1,889 and $0)                                         3,508          -      3,508           -
                                                       --------   --------   --------    --------
Gain (loss) from discontinued operations,
   net of income taxes                                 $  3,430   $   (258)  $  3,117    $ (1,780)
                                                       ========   ========   ========    ========

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Tektronix Third Quarter 2005 Results.../9

RECONCILIATION OF PRO FORMA MEASURES TO GAAP

                                                                          Quarter Ended
(In thousands,  except per share amounts)                               February 26, 2005
---------------------------------------------------   ----------------------------------------------------
                                                                           Adjustments
                                                                    ------------------------
                                                         GAAP          Inet         Other       PRO FORMA
                                                      ----------    ----------    ----------    ----------
Net sales                                             $  256,332             -             -    $  256,332
Cost of sales                                            102,946        (4,582)            -(A)     98,364
                                                      ----------    ----------    ----------    ----------
   Gross profit                                          153,386         4,582             -       157,968

   Gross margin                                            59.8%                                      61.6%

Research and development expenses                         43,380             -             -        43,380
Selling, general and administrative expenses              78,750             -             -        78,750
Business realignment costs                                   382             -          (382)            -

Acquisition related costs (credits):
        Write-off of IPR&D                                    42           (42)            -             -
        Amortization of acquired intangible assets         1,288        (1,288)            -             -
        Amortization of stock option compensation            307          (307)            -             -
        Transition expenses                                  953          (496)         (457)            -
        Net gain on assets held for sale                       -             -             -             -
                                                      ----------    ----------    ----------    ----------
          Total acquisition related costs (credits)        2,590        (2,133)         (457)            -

Loss on disposition of assets                                754             -             -           754
                                                      ----------    ----------    ----------    ----------
    Operating income                                      27,530         6,715           839        35,084

    Operating margin                                        10.7%                                     13.7%

Other income, net                                          5,107             -             -         5,107
                                                      ----------    ----------    ----------    ----------
    Earnings before taxes                                 32,637         6,715           839        40,191

Income tax expense                                         9,246         2,557           252        12,055
                                                      ----------    ----------    ----------    ----------
   Net earnings from continuing operations            $   23,391         4,158           587    $   28,136

Earnings per share - diluted                          $     0.26                                $     0.31
Weighted average shares outstanding - diluted             90,690                                    90,690


                                                                     Quarter Ended
(In thousands,  except per share amounts)                          February 28, 2004
---------------------------------------------------   ----------------------------------------
                                                                   Adjustments
                                                                   ------------
                                                         GAAP                       PRO FORMA
                                                      ----------                    ----------
Net sales                                             $  243,506             -      $  243,506
Cost of sales                                            102,326             -         102,326
                                                      ----------   -----------      ----------
   Gross profit                                          141,180             -         141,180

   Gross margin                                             58.0%                         58.0%

Research and development expenses                         32,772             -          32,772
Selling, general and administrative expenses              69,519             -          69,519
Business realignment costs                                 3,706        (3,706)              -

Acquisition related costs (credits):
        Write-off of IPR&D                                     -             -               -
        Amortization of acquired intangible assets             -             -               -
        Amortization of stock option compensation              -             -               -
        Transition expenses                                1,228        (1,228)              -
        Net gain on assets held for sale                 (19,262)       19,262 (C)           -
                                                      ----------   -----------      ----------
          Total acquisition related costs (credits)      (18,034)       18,034               -

Loss on disposition of assets                                741             -             741
                                                      ----------   -----------      ----------
    Operating income                                      52,476       (14,328)         38,148

    Operating margin                                        21.6%                         15.7%

Other income, net                                         12,097        (7,293)(D)       4,804
                                                      ----------   -----------      ----------
    Earnings before taxes                                 64,573       (21,621)         42,952

Income tax expense                                        20,702        (6,846)         13,856
                                                      ----------   -----------      ----------
   Net earnings from continuing operations            $   43,871       (14,775)     $   29,096

Earnings per share - diluted                          $     0.50                    $     0.33
Weighted average shares outstanding - diluted             87,682                        87,682

                                                                     Three Quarters Ended
(In thousands,  except per share amounts)                             February 26, 2005
---------------------------------------------------   -------------------------------------------------
                                                                         Adjustments
                                                                   -----------------------
                                                         GAAP         Inet        Other      PRO FORMA
                                                      ----------   ----------   ----------   ----------
Net sales                                             $  773,625            -            -   $  773,625
Cost of sales                                            311,397       (9,217)           -(A)   302,180
                                                      ----------   ----------   ----------   ----------
   Gross profit                                          462,228        9,217            -      471,445

   Gross margin                                            59.7%                                   60.9%

Research and development expenses                        118,837            -            -      118,837
Selling, general and administrative expenses             220,136            -            -      220,136
Business realignment costs                                 2,665            -       (2,665)           -

Acquisition related costs (credits):
        Write-off of IPR&D                                32,237      (32,237)           -            -
        Amortization of acquired intangible assets         2,134       (2,134)           -            -
        Amortization of stock option compensation            511         (511)           -            -
        Transition expenses                                3,436       (1,539)      (1,897)           -
        Net gain on assets held for sale                       -            -            -            -
        Japan pension gain                                     -            -            -            -
                                                      ----------   ----------   ----------   ----------
          Total acquisition related costs (credits)       38,318      (36,421)      (1,897)           -

Loss (gain) on disposition of assets                      (1,080)           -        2,161(B)     1,081
                                                      ----------   ----------   ----------   ----------
    Operating income                                      83,352       45,638        2,401      131,391

    Operating margin                                        10.8%                                  17.0%

Other income, net                                         10,764            -            -       10,764
                                                      ----------   ----------   ----------   ----------
    Earnings before taxes                                 94,116       45,638        2,401      142,155

Income tax expense                                        36,838        5,066          721       42,625
                                                      ----------   ----------   ----------   ----------
   Net earnings from continuing operations            $   57,278       40,572        1,680   $   99,530

Earnings per share - diluted                          $     0.65                             $     1.13
Weighted average shares outstanding - diluted             88,236                                 88,236

                                                              Three Quarters Ended
(In thousands,  except per share amounts)                       February 28, 2004
---------------------------------------------------   ----------------------------------------
                                                                   Adjustments
                                                                   -----------
                                                         GAAP                       PRO FORMA
                                                      ----------                    ----------
Net sales                                             $  662,865             -      $  662,865
Cost of sales                                            290,740             -         290,740
                                                      ----------   -----------      ----------
   Gross profit                                          372,125             -         372,125

   Gross margin                                             56.1%                         56.1%

Research and development expenses                         93,277             -          93,277
Selling, general and administrative expenses             200,353             -         200,353
Business realignment costs                                20,050       (20,050)              -

Acquisition related costs (credits):
        Write-off of IPR&D                                     -             -               -
        Amortization of acquired intangible assets             -             -               -
        Amortization of stock option compensation              -             -               -
        Transition expenses                                3,604        (3,604)              -
        Net gain on assets held for sale                 (19,262)       19,262 (C)           -
        Japan pension gain                               (36,741)       36,741               -
                                                      ----------   -----------      ----------
          Total acquisition related costs (credits)      (52,399)       52,399               -

Loss (gain) on disposition of assets                         741             -             741
                                                      ----------   -----------      ----------
    Operating income                                     110,103       (32,349)         77,754

    Operating margin                                        16.6%                         11.7%

Other income, net                                         20,977        (7,293)(D)      13,684
                                                      ----------   -----------      ----------
    Earnings before taxes                                131,080       (39,642)         91,438

Income tax expense                                        39,324       (11,893)         27,431
                                                      ----------   -----------      ----------
   Net earnings from continuing operations            $   91,756       (27,749)     $   64,007

Earnings per share - diluted                          $     1.06                    $     0.74
Weighted average shares outstanding - diluted             86,676                        86,676

(A) Amortization of acquired intangible assets and non-cash expense for Inet inventory step up adjustment to fair value
(B)  Gain on sale of Nevada City property
(C)  Gain on sale of Japan headquarters building
(D)  Gain on sale of Merix Corporation common stock

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